UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549
                                 AMENDMENT NO. 1
                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported):  APRIL  4,  2005

                            ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-3936            11-1826363
  (State  or  other  jurisdiction   (Commission     (IRS  Employer
    of  incorporation)               File  Number)  Identification  No.)

                     80  CABOT  COURT
                  HAUPPAUGE,  NEW  YORK                  11788
     (Address  of  principal  executive  offices)     (Zip  Code)

Registrant's  telephone  number,  including  area  code:  631-435-8300

                       NOT APPLICABLE
                       --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written  communications  pursuant  to Rule 425 under the Securities Act
(17  CFR  230-425)

[  ]     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR  240.14a-12)

[  ]     Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
Exchange  Act  (17  CFR  240.14d-2(b))

[  ]     Pre-commencement  communications  pursuant  to  Rule 13e-4(c) under the
Exchange  Act  (17  CFR  240.13e-4(c))

ITEM  2.01.  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     This Form 8-K/A amends the Current Report on Form 8-K of Orbit International Corp. ("Orbit") dated April 4, 2005, regarding Orbit's acquisition of all of the issued and outstanding capital stock of Tulip Development Laboratory, Inc. and its affiliated manufacturing company, TDL Manufacturing, Inc. (collectively, "Tulip Development Laboratory, Inc."). The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original filing.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (A)     FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED

     (i) The audited combined balance sheets of Tulip Development Laboratory, Inc. as of December 31, 2004 and 2003 and the related combined statements of operations, stockholders' equity and cash flows for the years ended December 31, 2004 and 2003 are attached hereto as Exhibit 99.1.

     (ii) The unaudited combined balance sheet of Tulip Development Laboratory, Inc. as of March 31, 2005, and the unaudited combined statements of operations and cash flows for the three months ended March 31, 2005 and 2004, are attached hereto as Exhibit 99.2.

     (B)     PRO  FORMA  FINANCIAL  INFORMATION

     (i) Orbit International Corp. and Subsidiaries unaudited pro forma combined balance sheet as of March 31, 2005 and the unaudited pro forma combined statements of operations for the year ended December 31, 2004 and the three months ended March 31, 2005 are attached hereto as Exhibit 99.3.

     (C)  EXHIBITS.

Listed  below  are  all  exhibits  to  this  Current  Report  of  Form  8-K.

Exhibit  Number     Description
---------------     -----------

 99.1 Tulip Development Laboratory, Inc. Combined Financial Statements - December 31, 2004 and 2003

 99.2 Tulip Development Laboratory, Inc. Unaudited Combined Financial Statements - March 31, 2005 and 2004

 99.3 Orbit International Corp. and Subsidiaries Unaudited Pro Forma Combined Financial Information

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     June  17,  2005


                              Orbit  International  Corp.


                                /s/  Dennis  Sunshine
                                -----------------------
                                Dennis  Sunshine
                                Chief  Executive  Officer

                                /s/  Mitchell  Binder
                                ---------------------
                                Mitchell  Binder
                                Chief  Financial  Officer